UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 29, 2018

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-0157

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 1, 2018, MainSource Financial Group, Inc., an Indiana corporation (the “Company”), completed its previously announced merger (the “Merger”) with First Financial Bancorp., an Ohio corporation (“First Financial”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 25, 2017, between the Company and First Financial. At the effective time of the Merger (the “Effective Time”), the Company merged with and into First Financial, with First Financial as the surviving corporation in the Merger. Pursuant to the terms of the Merger Agreement, each holder of the Company’s common stock, no par value (“MainSource Common Stock”), has the right to receive 1.3875 shares of common stock of First Financial (the “Merger Consideration”), no par value (“First Financial Common Stock”), for each share of MainSource Common Stock held immediately prior to the Effective Time, with cash to be paid in lieu of fractional shares.

Also, at the Effective Time, each outstanding Company stock option vested in full and converted into an option to purchase from First Financial, on the same terms and conditions as were applicable under the Company stock option, a number of shares of First Financial Common Stock determined by multiplying (i) the number of shares of MainSource Common Stock subject to the Company stock option by (ii) 1.3875, with an exercise price determined by dividing (i) the per share exercise price for each share of MainSource Common Stock subject to such Company stock option by (ii) 1.3875. Each outstanding Company restricted stock award vested (with any performance-based vesting condition deemed satisfied) and converted into the right to receive 1.3875 shares of First Financial Common Stock for each share of MainSource Common Stock underlying such Company restricted stock award. Each outstanding Company performance share unit vested (with any performance-based vesting condition deemed satisfied at target) and converted into the right to receive 1.3875 shares of First Financial Common Stock for each share of MainSource Common Stock underlying such Company performance share unit. In addition, warrants to purchase approximately 574,732 shares of MainSource Common Stock at an exercise price of $14.88 per share converted into the right to acquire approximately 797,441 shares of First Financial Common Stock at a per share exercise price of approximately $10.72.

Immediately following the Merger, the Company’s wholly-owned subsidiary, MainSource Bank, merged with and into First Financial’s wholly-owned subsidiary, First Financial Bank (the “Bank Merger”), with First Financial Bank as the surviving bank in the Bank Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 27, 2017, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 29, 2018, the Company notified NASDAQ that trading in the MainSource Common Stock should be halted prior to market open on April 2, 2018, and that the listing of the MainSource Common Stock should be removed. NASDAQ filed a notification of removal from listing of the MainSource Common Stock on Form 25 with the Securities and Exchange Commission (“SEC”) on April 1, 2018. First Financial, as the Company’s successor, intends to file a Form 15 with the SEC with respect to the MainSource Common Stock requesting the deregistration of the MainSource Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

Upon the completion of the Merger on April 1, 2018, the Company merged with and into First Financial and, accordingly, a change in control of the Company occurred. The information set forth in Item 2.01, Item 3.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2018, effective upon the consummation of the Merger, the Company’s directors and executive officers ceased serving in such capacities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, the Company ceased to exist and First Financial continued as the surviving corporation. The Articles of Incorporation of First Financial, as amended and in effect at the Effective Time, and the Amended and Restated Regulations of First Financial, as in effect at the Effective Time, remained the Articles of Incorporation and Amended and Amended and Restated Regulations of First Financial as the surviving corporation in the Merger.

Copies of First Financial’s Articles of Incorporation and Amended and Restated Regulations are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein. The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1

Agreement and Plan of Merger by and between First Financial Bancorp. and MainSource Financial Group, Inc., dated as of July 25, 2017 (Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.) (Incorporated by reference to Exhibit 2.1 to MainSource’s Current Report on Form 8-K filed on July 27, 2017)

3.1

Amended Articles of Incorporation of First Financial Bancorp (reflecting all amendments filed with the Ohio Secretary of State) [for purposes of SEC reporting compliance only - not filed with the Ohio Secretary of State]

3.2	Amended and Restated Regulations of First Financial Bancorp, amended as of July 28, 2015

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger by and between First Financial Bancorp. and MainSource Financial Group, Inc., dated as of July 25, 2017 (Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.) (Incorporated by reference to Exhibit 2.1 to MainSource’s Current Report on Form 8-K filed on July 27, 2017)

3.1

Amended Articles of Incorporation of First Financial Bancorp (reflecting all amendments filed with the Ohio Secretary of State) [for purposes of SEC reporting compliance only - not filed with the Ohio Secretary of State]

3.2	Amended and Restated Regulations of First Financial Bancorp, amended as of July 28, 2015

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2018

First Financial Bancorp., as successor by merger to MainSource Financial Group, Inc.

	By:	/s/ James M. Anderson
James M. Anderson
Chief Financial Officer